Supplement, dated January 2, 1996, to the prospectus, dated
               February 1, 1995, of Seligman Frontier Fund, Inc.

         Seligman Financial Services, Inc. will pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Funds participating in 401k plans (including the "Fund") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either (i) the participating 401k plan has at least $1 million invested in the Seligman Funds or (ii) the participating 401k plan's employer has at least 100 eligible employees to whom such plan is made available. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.